Shareholder Rights Common Stock Offering
Investor Presentation
Northwest Bancorporation, Inc.

Legal Disclaimer
In the course of our presentation, we may discuss matters that are deemed to be forward-
looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 (the “Reform
Act”)(1). Forward-looking statements, including those relating to our position and strategy following completion of the transaction discussed herein, involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control and actual results may differ from management’s view. Additional information about risks of the company achieving results suggested by any forward-looking statements may be found in
Company’s registration statement on Form S-3 under the heading “Risk Factors” as well as the
Company’s 10-K and other SEC filings incorporated by reference therein under the headings
“Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."

Offering Summary
Issuer:                                                                               Northwest Bancorporation, Inc.
Ticker:                                                                               (OTCBB: NBCT)
Closing Stock Price (5/25/2010):                                         $6.00
Tangible Book Value Per Share:                                          $9.83
Type of Security:                                                                Common Stock
Offering Type:                                                                    Non-Transferable Shareholder Rights
Transaction Size:                                                               $4,000,000
Upsize Option:                                                                    20% (up to $4,800,000)
Offer Price Per Share:                                                       $4.00
Shares Issued in Offering(1):                                               1,000,000
Pre-Offering Shares Outstanding(2):                                     2,385,693
Use of Proceeds:                                                                Improve capital position at the Bank and general
                                                                                         corporate purposes
Expected Closing:                                                               July 1, 2010
(1) Shares issued based on a $4.0 million offering before the potential upsize option
(2) Shares outstanding as of 5/3/2010 per the Company S-3

Offering Rationale
Further strengthen balance sheet
• Increase tangible common equity and enhance capital ratios
• Proactive approach to uncertain economic and regulatory environment
Better positions the Company to take advantage of
opportunities resulting from market dislocation
• Favorable competitive landscape (big and small competitors struggling)
• Grow core deposits and attract new customers
• Attract and retain talented personnel
Shareholder rights offering is the least dilutive option for shareholders to raise capital
• Current shareholders have the opportunity to purchase newly issued shares direct from the
    Company without any fees

Sandpoint
Newport
95
Spokane I.R.
Coeur
d'Alene
National
Forest
Hayden
Davenport
Coeur
d'Alene
Kellogg
Wallace
Coeur
d'Alene
I.R.
St. Maries
90
Ritzville
195

Company Profile
         Company Name:                           Northwest Bancorporation, Inc.
         Bank Name:                                  Inland Northwest Bank
         Year Established:                          1989
         Headquarters:                               Spokane, WA
         Branch Network:                           11 Branches (7 in WA and 4 in ID)
         Assets:                                          $398.2 million
         Gross Loans:                                 $315.4 million
         Deposits:                                       $343.3 million
         Common Equity:                           $23.6 million
         Net Income (Q1 2010):                   $586 thousand
         Net Interest Margin (Q1 2010):       4.04%
         Loan / Deposit Ratio:                    91.9%
         Regional Focus:                            Eastern Washington and Northern Idaho
         Customer Focus:                           Small to medium-sized businesses
                                                              headquartered in our markets as well
                                                              as the owners and employees of these
                                                              businesses
         Insider Ownership:                       21.70%
NBCT branch location
Source: Financial data from Company 10-Q, as of 3/31/2010.
Ownership data from Internal Company Reports, as of 5/3/2010

Investment Highlights
        Returned to profitability in 1st Quarter 2010
        Experienced and disciplined management team
        Attractive and growing core deposit base
        Growing net interest margin, operating revenue and core earnings
        Largely avoided the major credit quality problems that have plagued peers in the region
        Competitor dislocation in our market area
        Attractive valuation

1st Quarter Update
Earnings
Margin
Core Deposits
Credit Quality
Capital
• Profit of $586 thousand during Q1 2010
• Core earnings of $1.7 million during Q1 2010
• Operating revenue of $4.6 million during Q1 2010
• Net interest margin expanded to 4.04% during Q1 2010 compared to 3.40% for Q1 2009
• Core deposits increased by 10.08%, or $16.6 million compared to 12/31/2009
• Core deposits increased by 20.77%, or $31.2 million compared to 3/31/2009
• Non-accrual loans of $9.0 million, compared to $11.7 million at 12/31/2009
• Loan loss reserve of $7.2 million, compared to $7.1 million at 12/31/2009
Update on the financial results for the Company for the fiscal quarter ended 3/31/2010
• Risk based capital ratio increased to 12.57%
Source: Company 10-Q, as of 3/31/2010
Note: Core earnings excludes taxes, provision expense, expenses related to OREO and depreciation expense
Note: Operating revenue includes net interest income and non-interest income
Note: Core deposits exclude all CDs

Executive Management Team and Ownership
Executive Management Team and Current Insider Ownership
Source: Internal Company Reports, as of 5/3/2010
Name
Title
Age
Years With
Company
Ownership
%
Randall L. Fewel
Chief Executive Officer
61
16
2.05%
Holly A. Poquette, CPA
Chief Financial Officer
39
13
0.35%
Douglas J. Beaudoin
Manager of Mortgage Department
58
12
0.23%
Mark V. Dresback
Commercial Team Leader
50
9
0.22%
Elizabeth A. Herndon
Chief Retail Banking Officer
55
15
0.26%
Ronald G. Jacobson
Commercial Team Leader
54
9
0.38%
Scott W. Southwick
Chief Credit Officer
59
3
0.33%
All Executive Management and Directors as a Group (18 Persons)
21.70%

Total Assets (millions)
17.6% Compound Annual Growth Rate
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
3/31/2010

Conservative and Steady Growth
Total Assets (From 1990-Present)
Source: SNL Financial and Internal Company Reports
$17.6
$25.6
$36.5
$54.7
$65.6
$84.5
$99.5
$220.5
$245.5
$278.9
$343.7
$400.2
$398.2
$393.7
$151.9
$120.4
$161.2
$209.1
$192.9
$173.7
$210.5
$-
$50
$100
$150
$200
$250
$300
$350
$400
$450

Branch	Total Deposits	
	2004	2009

Inland Northwest Bank

Attractive Branch Network
Regional concentration in Eastern Washington and Northern Idaho
 • 11 branches across Spokane County and Kootenai County
 • High quality full-service banking facilities
 • 2 new branch locations opened since 2007 and 4 branch relocations since 2006
Source: SNL Financial and Internal Company Reports.
Deposit data as of 6/30 for the respective year
Branch Locations
Spirit Lake, ID
Airway Heights, WA
Coeur d’Alene (Hayden), ID
Address
City
County, State
Opened
CAGR
421 W Riverside Ave
Spokane
Spokane, WA
1989
$77,123
$133,519
11.6%
1021 E Hawthorne Rd
Spokane
Spokane, WA
1995
$15,324
$29,510
14.0%
1729 E Seltice Way
Post Falls
Kootenai, ID
1995
$4,884
$12,155
20.0%
15015 E Sprague Ave
Spokane Valley
Spokane, WA
1992
$17,454
$26,438
8.7%
11917 W Sunset Hwy
Airway Heights
Spokane, WA
1993
$11,385
$17,359
8.8%
518 W Francis Ave
Spokane
Spokane, WA
1996
$8,429
$23,483
22.7%
2905 E 57th Ave
Spokane
Spokane, WA
1997
$17,336
$32,875
13.7%
955 Ironwood Dr
Coeur d'Alene
Kootenai, ID
1998
$12,395
$23,273
13.4%
2110 N Ruby St
Spokane
Spokane, WA
1994
$15,738
$19,776
4.7%
30 W Prairie Ave
Coeur d'Alene
Kootenai, ID
2007
NA
$6,972
50.5%
31845 N 5th Ave
Spirit Lake
Kootenai, ID
2007
NA
$5,690
17.2%
Total Deposits
$180,068
$331,050
13.0%
Average Deposits
$20,008
$30,095

Spokane County - Washington

Kootenai County - Idaho

Out of 14 Institutions

Spokane County and Kootenai County (combined)

Out of 21 Institutions

Established Market Share Position
Deposit Market Share
Source: Deposit market share data provided by SNL Financial, as of 6/30/2009.
Rank
Institution (State)
Number of
Branches
Deposits
in Market
Deposit
Growth
(1-Year)
Market
Share %
1
Sterling Financial Corp. (WA)
8
1,969,138
$

+12.8%
26.97%
2
W.T.B. Financial Corp. (WA)
16
1,746,867
$

+7.5%
23.93%
3
Bank of America Corp. (NC)
12
729,590
$

+17.7%
9.99%
4
JPMorgan Chase & Co. (NY)
13
578,672
$

-22.9%
7.93%
5
U.S. Bancorp (MN)
16
537,325
$

+2.3%
7.36%
6
Banner Corp. (WA)
16
440,592
$

-3.7%
6.04%
7
Wells Fargo & Co. (CA)
8
406,969
$

+19.0%
5.57%
8
Northwest Bancorporation, Inc. (WA)
7
282,960
$

+15.5%
3.88%
9
AmericanWest Bancorp. (WA)
7
175,843
$

-60.6%
2.41%
10
Riverbank Holding Co. (WA)
3
128,647
$

+17.0%
1.76%
11
Fairfield Financial Holdings (WA)
6
106,272
$

+5.8%
1.46%
12
State Bancorp Northwest (WA)
2
80,911
$

+7.6%
1.11%
13
Community Financial Group Inc (WA)
3
38,606
$

+22.4%
0.53%
14
Intermountain Community Bancorp (ID)
2
35,223
$

+13.7%
0.48%
15
Whitman Bancorporation Inc. (WA)
3
30,369
$

+21.5%
0.42%
16
Glacier Bancorp Inc. (MT)
1
9,579
$

+201.2%
0.13%
17
Dickinson Financial Corp. II (MO)
1
2,693
$

-15.8%
0.04%
Total For Institutions In Market
124
$ 7,300,256
+2.3%
Out of 17 Institutions
Rank
Institution (State)
Number of
Branches
Deposits
in Market
Deposit
Growth
(1-Year)
Market
Share %
1
Wells Fargo & Co. (CA)
8
325,244
$

+1.8%
19.74%
2
Glacier Bancorp Inc. (MT)
5
227,327
$

-3.7%
13.79%
3
Bank of America Corp. (NC)
5
206,031
$

+15.8%
12.50%
4
U.S. Bancorp (MN)
5
182,072
$

+18.3%
11.05%
5
W.T.B. Financial Corp. (WA)
4
156,560
$

-8.4%
9.50%
6
Idaho Independent Bank (ID)
2
129,539
$

-11.0%
7.86%
7
Intermountain Community Bancorp (ID)
4
104,727
$

+13.5%
6.36%
8
Coeur d'Alene Bancorp (ID)
3
76,729
$

-10.0%
4.66%
9
Sterling Financial Corp. (WA)
3
63,406
$

-6.4%
3.85%
10
JPMorgan Chase & Co. (NY)
2
56,225
$

-25.6%
3.41%
11
Northwest Bancorporation, Inc. (WA)
4
48,090
$

+3.9%
2.92%
12
AmericanWest Bancorp. (WA)
2
39,508
$

+61.2%
2.40%
13
Community 1st Bank (ID)
1
26,023
$

+86.9%
1.58%
14
Idaho Trust Bancorp (ID)
1
6,451
$

+98.1%
0.39%
Total For Institutions In Market
49
$ 1,647,932
+2.2%
Rank
Institution (State)
Number of
Branches
Deposits
in Market
Deposit
Growth
(1-Year)
Market
Share %
1
Sterling Financial Corp. (WA)
11
2,032,544
$

+12.1%
22.71%
2
W.T.B. Financial Corp. (WA)
20
1,903,427
$

+6.0%
21.27%
3
Bank of America Corp. (NC)
17
935,621
$

+17.3%
10.46%
4
Wells Fargo & Co. (CA)
16
732,213
$

+10.7%
8.18%
5
U.S. Bancorp (MN)
21
719,397
$

+5.9%
8.04%
6
JPMorgan Chase & Co. (NY)
15
634,897
$

-23.1%
7.10%
7
Banner Corp. (WA)
16
440,592
$

-3.7%
4.92%
8
Northwest Bancorporation, Inc. (WA)
11
331,050
$

+13.7%
3.70%
9
Glacier Bancorp Inc. (MT)
6
236,906
$

-0.9%
2.65%
10
AmericanWest Bancorp. (WA)
9
215,351
$

-54.2%
2.41%
11
Intermountain Community Bancorp (ID)
6
139,950
$

+13.6%
1.56%
12
Idaho Independent Bank (ID)
2
129,539
$

-11.0%
1.45%
13
Riverbank Holding Co. (WA)
3
128,647
$

+17.0%
1.44%
14
Fairfield Financial Holdings (WA)
6
106,272
$

+5.8%
1.19%
15
State Bancorp Northwest (WA)
2
80,911
$

+7.6%
0.90%
16
Coeur d'Alene Bancorp (ID)
3
76,729
$

-10.0%
0.86%
17
Community Financial Group Inc (WA)
3
38,606
$

+22.4%
0.43%
18
Whitman Bancorporation Inc. (WA)
3
30,369
$

+21.5%
0.34%
19
Community 1st Bank (ID)
1
26,023
$

+86.9%
0.29%
20
Idaho Trust Bancorp (ID)
1
6,451
$

+98.1%
0.07%
21
Dickinson Financial Corp. II (MO)
1
2,693
$

-15.8%
0.03%
Total For Institutions In Market
173
$ 8,948,188
+2.3%

Core Deposits (millions)

($000s)	12/31/2008	3/31/2009	6/30/2009	9/30/2009	12/31/2009	3/31/2010
Core Deposit Accounts (Demand, NOW, Money Market and Savings)

Deposit Composition
Core Deposits
Attractive and Growing Deposit Base
Source: Company 10-Q and Internal Company Reports, as of 3/31/2010
Note: Core deposits exclude all CDs
• Non-interest bearing deposits represent 18.4% of total deposit balances
• Core deposits increased $16.6 million, or 10.08% since 12/31/2009
• Non-core deposits decreased $11.0 million, or 6.38% since 12/31/2009
• Significant new account growth during 1st quarter 2010 with 656 net new core accounts, or a 4.45% increase in core accounts since 12/31/2009 (19.0%
 annualized growth)
Deposit Detail By Category
Money Market Accounts
8.1%
Savings Accounts
13.5%
CDs Under $100,000
24.3%
CDs $100,000 and Over
22.9%
Non-Interest Bearing
Demand
18.4%
NOW Accounts
12.8%
Balance
($000s)
% of
Total Bal.
# of
Accounts
% of Total
Accts.
Avg.
Cost
Non-Interest Bearing Demand
63,276
$

18.4%
8,783

44.1%
0.00%
NOW Accounts
43,826

12.8%
1,837

9.2%
1.28%
Money Market Accounts
27,735

8.1%
693

3.5%
1.03%
Savings Accounts
46,448

13.5%
4,105

20.6%
1.19%
CDs Under $100,000
83,552

24.3%
4,066

20.4%
2.96%
CDs $100,000 and Over
78,506

22.9%
442

2.2%
2.93%
Total Deposits
343,343
$

19,926

1.84%
$129.5
$150.1
$149.6
$149.2
$164.7
$181.3
$100
$110
$120
$130
$140
$150
$160
$170
$180
$190
12/31/2008
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
Balances
Total Deposits
316,055
$

331,435
$

330,069
$

326,062
$

337,777
$

343,343
$

Core Deposits
129,466
$

150,107
$

149,623
$

149,193
$

164,683
$

181,285
$

Total Number of Accounts
14,029

14,333

14,431

14,546

14,749

15,405

Net New Accounts During Period
33

191

108

115

112

656

Core Deposit Trends
% of Total
41.0%
45.3%
45.3%
45.8%
48.8%
52.8%
% Growth From Prior Quarter-End
-5.08%
15.94%
-0.32%
-0.29%
10.38%
10.08%
2010 Q1
Cost of Core Deposits
0.76%
Cost of Interest Bearing Deposits
2.24%
Cost of Total Deposits
1.84%
Cost of Funds
1.97%

Net Interest Margin
• The Company’s net interest margin has expanded 64 basis
 points since 1st quarter 2009
• Margin expansion is largely attributed to decreasing interest expense and stable interest income
 • Interest expense of $1.8 million compared to $2.2 million in
 Q1 2009, a decrease of $476 thousand or 21.3%
Net Interest Margin
Interest Expense
Interest Income
Source: Company 10-Q, as of 3/31/2010
+ 64 basis
points
3.40%
3.40%
3.76%
4.00%
4.04%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
$5,379
$5,545
$5,505
$5,545
$5,408
$5,250
$5,300
$5,350
$5,400
$5,450
$5,500
$5,550
$5,600
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
$2,236
$2,068
$2,043
$1,879
$1,760
$-
$500
$1,000
$1,500
$2,000
$2,500
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1

Earnings Power
Operating Revenue
Core Earnings
Source: Company 10-Q and Internal Company Reports, as of 3/31/2010
Note: Core earnings excludes taxes, provision expense, expenses related to OREO and depreciation expense
Note: Pre-tax pre-provision income excludes income tax expense and provision expense
Note: Operating revenue includes net interest income and non-interest income
Returned to Profitability During 1st Quarter 2010
Results from 1st Quarter 2010
• Net interest income of $3.6 million
• Net income of $586 thousand (before preferred dividends)
• Net income for common shareholders of $417 thousand
• Operating revenue of $4.6 million
• Pre-tax pre-provision income of $1.3 million
• Core earnings of $1.7 million
Income Statement
$4,589
$4,341
$3,968
$4,226
$4,396
$3,750
$4,000
$4,250
$4,500
$4,750
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
$1,703
$965
$964
$1,307
$1,618
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
($000s)
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
Interest Income
5,379
$

5,545
$

5,505
$

5,545
$

5,408
$

Interest Expense
2,236

2,068

2,043

1,879

1,760

Net Interest Income
3,143

3,477

3,462

3,666

3,648

Provision Expense
1,180

1,800

2,400

1,967

500

Non-Interest Income
825

864

764

730

941

Non-Interest Expense
3,228

3,891

3,163

3,627

3,241

Income Tax Expense
(184)

(504)

(706)

346

262

Net Income
(256)

(846)

(631)

(1,544)

586

Preferred Dividends
87

171

173

165

169

Net Income For Common
(343)
$

(1,017)
$

(804)
$

(1,708)
$

417
$

Non-GAAP Measurements
Operating Revenue
3,968
$

4,341
$

4,226
$

4,396
$

4,589
$

Pre-Tax Pre-Provision Income
740
$

450
$

1,063
$

769
$

1,348
$

Core Earnings
964
$

965
$

1,307
$

1,618
$

1,703
$

Capital Ratios

8.59%
9.50%
9.68%
5.92%
6.86%
7.04%
9.82%
10.72%
10.90%
11.31%
12.48%
12.71%
12.57%
13.74%
13.97%
Actual 2010 Q1
Pro-Forma (Scenario 1)
Pro-Forma (Scenario 2)

	Actual	Pro-Forma

Capital Ratio Snapshot
Capital Snapshot
Northwest Bancorporation, Inc.
Source: Regulatory data from FR-Y9
Note: Pro-forma scenarios with gross offerings of $4.0 million and $4.8 million (respectively) and risk weighting of 0.0% on new capital
Tangible Common
Equity Ratio
Leverage
Ratio
Tier-1
Ratio
Risk Based
Capital Ratio
Total Equity
Ratio
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
($000s)
Scen. 1
Scen. 2
Common Equity (Actual)
23,587
$

23,587
$

23,587
$

Additional Capital From Offering
-

4,000

4,800

Common Equity
23,587

27,587

28,387

TARP Preferred Equity
10,618

10,618

10,618

Total Equity
34,205

38,205

39,005

Trust Preferred Securities
5,000

5,000

5,000

Total Tier-1 Capital
38,871

42,871

43,671

LLR Includable in Tier-2
4,333

4,333

4,333

Total Tier-2 Capital
4,333

4,333

4,333

Total Risk Based Capital
43,204
$

47,204
$

48,004
$

Capital Ratios
Total Equity Ratio
8.59%
9.50%
9.68%
Tangible Common Equity Ratio
5.92%
6.86%
7.04%
Leverage Ratio
9.82%
10.72%
10.90%
Tier-1 Ratio
11.31%
12.48%
12.71%
Risk Based Capital Ratio
12.57%
13.74%
13.97%
2010 Q1

Diversified Loan Portfolio
Loan Composition
Loan Detail By Category
Total Commercial Real Estate of 47.1%
Source: Company data from 10-Q and Internal Company Reports, as of 3/31/2010
* Gross loans excluding loans held for sale
Balance
($000s)
% of
Gross Loans
Owner-Occupied CRE
83,381
$

26.4%
Non Owner-Occupied CRE
65,132

20.7%
Commercial Real Estate
148,513

47.1%
1-4 Family and Multi-Family
49,534

15.7%
Commercial Construction
17,668

5.6%
Commercial Non-Real Estate
54,486

17.3%
Land and Land Development
35,091

11.1%
Consumer
10,091

3.2%
Gross Loans*
315,383

Less: Net Deferred Loan Fees
603

Gross Loans*, Net of Deferred Fees
314,780

Plus: Loans Held For Sale
1,466

Less: Loan Loss Reserve
7,175

Net Loans
309,071
$

Yield on Loans
6.37%
Yield on Earning Assets
5.99%
Gross Loans*
339,752
$

338,360
$

337,163
$

324,983
$

321,811
$

315,383
$

Loan / Deposit Ratio
107.5%
102.1%
102.1%
99.7%
95.3%
91.9%
Consumer
3.2%
Non Owner-Occupied
CRE
20.7%
1-4 Family and Multi-
Family
15.7%
Commercial Construction
5.6%
Commercial Non-Real
Estate
17.3%
Land and Land
Development
11.1%
Owner-Occupied CRE
26.4%

Credit Quality Snapshot
Non-Accrual Loan Composition (3/31/2010)
Credit Quality Statistics
Non-Accrual Loan Trends
Source: Company data from 10-Q and Internal Company Reports
Note: Non-performing assets excludes restructured loans
Note: Texas ratio = (non-performing assets + loans 90 days or greater past due) / (tangible equity + loan loss reserve)
$14.0
$11.0
$13.6
$11.7
$9.0
2.87%
3.63%
4.13%
4.10%
3.23%
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Non-Accrual Loans
NAL / Loans
Consumer
0.6%
Commercial Non-
Real Estate
4.8%
Commercial Real
Estate
38.8%
1-4 Family
4.0%
Construction &
Development
51.8%
($000s)
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
Beginning Reserve Balance
4,737
$

5,453
$

4,425
$

6,334
$

7,082
$

Plus: Loan Loss Provisions
1,180

1,800

2,400

2,047

500

Less: Net Charge-offs
464

2,843

496

1,199

407

Ending Reserve Balance
5,453

4,425

6,334

7,082

7,175

Credit Quality
Loans 30-89 Days Past Due
10,467

7,695

9,997

4,528

8,583

Loans 90+ Days Past Due
-

-

-

-

-

Non-Accrual Loans (NALs)
13,956

11,014

13,555

11,676

9,045

Other Real Estate Owned
2,635

4,134

3,880

3,672

3,401

Non-Performing Assets (NPAs)
16,591
15,148
17,435
15,348
12,446
Portion of NALs from Participation Loans
6,386

4,331

6,786

6,526

4,057

% of Total Non-Accrual Loans
45.8%
39.3%
50.1%
55.9%
44.9%
Credit Ratios
Reserves / Loans
1.60%
1.30%
1.93%
2.20%
2.28%
Reserves / NALs
39.1%
40.2%
46.7%
60.7%
79.3%
Reserves / NPAs
32.9%
29.2%
36.3%
46.1%
57.6%
NALs / Loans
4.10%
3.23%
4.13%
3.63%
2.87%
NPAs / Assets
4.16%
3.80%
4.43%
3.90%
3.13%
Net Charge-Offs / Avg. Loans
0.54%
3.34%
0.59%
1.47%
0.51%
Texas Ratio
39.0%
37.4%
41.5%
37.5%
30.1%
Non-Accrual Balances By Loan Type
Construction & Development
9,502
$

9,631
$

9,077
$

7,957
$

4,687
$

1-4 Family
195

202

511

190

360

Commercial Real Estate
2,222

428

3,310

3,191

3,507

Consumer
43

80

-

16

56

Commercial Non-Real Estate
1,993

896

658

434

436

Appendix

Historical Key Financials
Source: Company data from 10-Q and 10-K filings
Note: Operating revenue includes net interest income and non-interest income
Note: Pre-tax pre-provision income excludes income tax expense and provision expense
2005
2006
2007
2008
2009
3/31/2010
Balance Sheet ($000s)
Cash and Equivalents
10,570
$

12,369
$

12,271
$

11,414
$

18,119
$

21,522
$

Investment Securities
36,935

35,955

37,206

27,339

26,069

36,131

Net Loans
186,465

216,693

276,452

335,207

317,198

309,071

Loan Loss Reserve
2,252

2,586

2,711

4,737

7,082

7,175

Total Assets
245,465

278,947

343,716

400,231

393,702

398,238

Deposits
192,043

210,567

272,540

316,055

337,777

343,343

Borrowings
30,324

41,574

41,000

54,701

19,222

18,063

Tangible Common Equity
21,686

24,521

27,346

26,919

23,214

23,587

Total Equity
21,686

24,521

27,346

26,919

33,806

34,205

Income Statement ($000s)
Interest Income
13,687
$

17,884
$

21,768
$

23,124
$

21,974
$

5,408
$

Interest Expense
4,347

6,640

9,282

10,250

8,226

1,760

Net Interest Income
9,340

11,244

12,485

12,874

13,748

3,648

Loan Loss Provisions
324

360

420

3,955

7,347

500

Non-Interest Income
2,196

2,207

2,167

2,473

3,183

941

Non-Interest Expense
8,031

8,961

10,398

11,942

13,909

3,241

Net Income
2,160

2,780

2,638

(275)

(3,277)

586

Net Income Available to Common
2,160

2,780

2,638

(275)

(3,872)

417

Operating Revenue
11,536

13,451

14,652

15,347

16,931

4,589

Pre-Tax Pre-Provision
3,505

4,490

4,254

3,405

3,022

1,348

Historical Key Ratios
Source: Company data from 10-Q and 10-K filings
Note: Non-performing assets excludes restructured loans
Note: Texas ratio = (non-performing assets + loans 90 days or greater past due) / (tangible equity + loan loss reserve)
2005
2006
2007
2008
2009
3/31/2010
Performance Ratios
Net Interest Margin
4.39%
4.57%
4.35%
3.71%
3.67%
4.04%
Yield on Interest Earning Assets
6.39%
7.26%
7.58%
6.66%
5.87%
5.99%
Cost of Funds
2.04%
2.77%
3.31%
3.00%
2.28%
1.97%
Efficiency Ratio
69.6%
66.6%
71.0%
77.9%
82.2%
70.6%
Non-Interest Income / Avg. Assets
0.93%
0.83%
0.70%
0.66%
0.80%
0.95%
Non-Interest Expense / Avg. Assets
3.42%
3.39%
3.36%
3.21%
3.49%
3.27%
Return on Avg. Assets
0.92%
1.05%
0.85%
-0.07%
-0.97%
0.42%
Return on Avg. Equity
10.31%
11.94%
10.24%
-0.98%
-11.42%
4.91%
Loans / Deposits
98.3%
103.6%
102.0%
107.6%
95.3%
91.9%
Capitalization
Tang. Common Equity / Tang. Assets
8.83%
8.79%
7.96%
6.73%
5.90%
5.92%
Leverage Ratio
10.97%
10.82%
9.46%
8.03%
9.76%
9.82%
Tier 1 Ratio
13.48%
12.76%
10.95%
8.77%
10.94%
11.31%
Total Capital Ratio
14.70%
13.95%
11.96%
10.03%
12.20%
12.57%
Credit Quality
Non-Performing Assets / Assets
0.17%
0.11%
0.16%
4.70%
3.90%
3.13%
Non-Accrual Loans / Loans
0.21%
0.15%
0.20%
4.71%
3.63%
2.87%
Net Charge-Offs / Avg. Loans
0.03%
0.00%
0.09%
0.61%
1.49%
0.51%
Reserves / Loans
1.19%
1.19%
0.97%
1.39%
2.20%
2.28%
Reserves / Non-Performing Assets
533.6%
808.1%
490.2%
25.2%
46.1%
57.6%
Reserves / Non-Accrual Loans
556.0%
808.1%
495.6%
29.6%
60.7%
79.3%
Texas Ratio
1.8%
1.2%
1.8%
62.8%
37.5%
30.1%